UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 18, 2018

COMMERCEHUB, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37840	81-1001640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Fuller Road, 6th Floor

Albany, New York 12203

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (518) 810-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

As previously announced, on March 5, 2018, CommerceHub, Inc., a Delaware corporation (“CommerceHub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among CommerceHub, Great Dane Parent, LLC, a Delaware limited liability company (“Parent”), and Great Dane Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge (the “Merger”) with and into CommerceHub, with CommerceHub continuing as the surviving corporation and a wholly owned subsidiary of Parent. Parent and Merger Sub were formed by affiliates of GTCR LLC and Sycamore Partners Management L.P.

Also as previously announced, CommerceHub stockholders approved each of the proposals relating to the Merger that were considered at the special meeting of stockholders held at the offices of Baker Botts, L.L.P. in New York, New York on May 18, 2018 (the “Special Meeting”).  More specifically, the following proposals were considered and acted upon by the stockholders of CommerceHub: (a) a proposal to adopt the Merger Agreement (the “Merger Proposal”); (b) a proposal to approve, on an advisory (nonbinding) basis, specified compensation that may become payable to CommerceHub’s named executive officers in connection with the Merger (the “Advisory Compensation Proposal”); and (c) a proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting or any adjournment or postponement of the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”). The number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each proposal, are set forth below.

1. Merger Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,213,131	33,026	7,437	0

Accordingly, the Merger Proposal was approved.

2. Advisory Compensation Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,710,402	532,059	11,133	0

Accordingly, the Advisory Compensation Proposal was approved.

3. Adjournment Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,823,058	412,651	17,885	0

Accordingly, the Adjournment Proposal was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2018

COMMERCEHUB, INC.

By:	/s/ Douglas Wolfson
Name: Douglas Wolfson
Title: General Counsel and Secretary